Exhibit 99.1

Student Loan Finance Corporation

Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and

Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated

Student Loan Asset-Backed Notes, Series 2004 - C & D

Report for the Month Ended October 31, 2004

I.	Noteholder Information

A.	Identification of Notes

Series	Description	Cusip #	Due Date
2004-C1	Senior Auction Rate Notes	280907 BM 7	December 1, 2036
2004-C2	Senior Auction Rate Notes	280907 BN 5	December 1, 2036
2004-C3	Senior Auction Rate Notes	280907 BP 0	December 1, 2036
2004-C4	Senior Auction Rate Notes	280907 BQ 8	December 1, 2036
2004-C5	Senior Auction Rate Notes	280907 BR 6	December 1, 2036
2004-D	Subordinate Auction Rate Notes	280907 BS 4	December 1, 2036

B.	Notification of Redemption Call of Notes

Series	Description	Call Date	Cusip #	Principal Amount
None

C.	Principal Outstanding - October, 2004

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month
2004-C1	$78,300,000.00	$0.00	$0.00	$78,300,000.00
2004-C2	78,300,000.00	0.00	0.00	78,300,000.00
2004-C3	78,300,000.00	0.00	0.00	78,300,000.00
2004-C4	78,300,000.00	0.00	0.00	78,300,000.00
2004-C5	78,300,000.00	0.00	0.00	78,300,000.00
2004-D	40,000,000.00	0.00	0.00	40,000,000.00

Totals	$431,500,000.00	$0.00	$0.00	$431,500,000.00

D.	Accrued Interest Outstanding - October, 2004

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month	Interest Rate As Of End Of Month
2004-C1	$13,050.00	$134,589.00	$121,800.00	$25,839.00	1.98000%
2004-C2	4,306.50	133,675.50	120,582.00	17,400.00	2.00000%
2004-C3	91,350.00	130,913.25	106,575.00	115,688.25	1.97000%
2004-C4	60,356.25	129,434.25	112,665.00	77,125.50	1.97000%
2004-C5	41,107.50	130,543.50	115,101.00	56,550.00	2.00000%
2004-D	4,666.67	72,333.33	65,333.33	11,666.67	2.10000%

Totals	$214,836.92	$731,488.83	$642,056.33	$304,269.42

E.	Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
2004-C1	23-Nov-04	N/A
2004-C2	26-Nov-04	N/A
2004-C3	30-Nov-04	N/A
2004-C4	12-Nov-04	N/A
2004-C5	16-Nov-04	N/A
2004-D	24-Nov-04	N/A

F.	Noteholders’ Carry-Over Amounts - October, 2004

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
2004-C1	$0.00	$0.00	$0.00	$0.00
2004-C2	0.00	0.00	0.00	0.00
2004-C3	0.00	0.00	0.00	0.00
2004-C4	0.00	0.00	0.00	0.00
2004-C5	0.00	0.00	0.00	0.00
2004-D	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

G.	Noteholders’ Accrued Interest on Carry-Over Amounts - October, 2004

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
2004-C1	$0.00	$0.00	$0.00	$0.00
2004-C2	0.00	0.00	0.00	0.00
2004-C3	0.00	0.00	0.00	0.00
2004-C4	0.00	0.00	0.00	0.00
2004-C5	0.00	0.00	0.00	0.00
2004-D	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

II.	Fund Information

A.	Reserve Fund - October, 2004

Amount
Balance, Start of Month	$6,472,500.00
Additions During Month	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$6,472,500.00

B.	Capitalized Interest Account - October, 2004

Amount
Balance, Start of Month	$0.00
Additions During Month	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$0.00

C.	Acquisition Account - October, 2004

		Amount
Balance, Start of Month		$17,905,613.85
Additions During Month:
Acquisition Funds from Note Issuance		0.00
Recycling from Surplus Funds		0.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Total Principal Acquired		0.00
Accrued Income		0.00
Premiums and Related Acquisition Costs		0.00
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$(7,465,215.06)
Accrued Interest Acquired	0.00
Origination Fees Charged	0.00
Premiums and Related Acquisition Costs	(133,111.12)

Net Costs of Loans Acquired		(7,598,326.18)

Balance, End of Month		$10,307,287.67

D.	Alternative Loan Guarantee Account - October, 2004

Amount
Balance, Start of Month	$2,305,663.77
Additions During Month (Initial Purchase of Student Loans)	0.00
Guarantee Fees Received (Refunded) During Month	0.00
Interest Received During Month	2,283.36
Other Additions (Transfers) During Month	67.86
Less Withdrawals During Month for Default Payments	0.00

Balance, End of Month	$2,308,014.99

E.	Revenue Fund Income Account - October, 2004

Amount
Balance, Start of Month	$7,338,180.97
Student Loan Collections	6,563,824.81
Investment Earnings Received	36,280.01
Government Interest and Special Allowance Received	347,555.82
Sweep of Student Loan Collections From Prior Month	(8,002,289.89)

Balance, End of Month	$6,283,551.72

F.	Surplus Account - October, 2004

Amount
Balance, Start of Month	$6,782,268.30
Transfers In	6,743,774.13
Transfers Out	0.00
Other Changes During Month	0.00

Balance, End of Month	$13,526,042.43

III.	Student Loan Information

A.	Student Loan Principal Outstanding - October, 2004

Amount
Balance, Start of Month	$379,841,163.27
Transfers	0.00
Loans Purchased / Originated	7,465,215.06
Capitalized Interest	237,605.51
Less Principal Payments Received	(6,097,327.76)
Less Defaulted Alternative Loans Transferred to Guarantee Fund	0.00
Less Sale of Loans	0.00
Other Increases (Decreases)	(32,725.45)

Balance, End of Month	$381,413,930.63

B.	Composition of Student Loan Portfolio as of October 31, 2004

Amount
Aggregate Outstanding Principal Balance	$381,413,930.63
Number of Borrowers	52,147
Average Outstanding Principal Balance Per Borrower	$7,314
Number of Loans (Promissory Notes)	109,910
Average Outstanding Principal Balance Per Loan	$3,470
Weighted Average Interest Rate	4.04%

C.	Distribution of Student Loan Portfolio by Loan Type as of October 31, 2004

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$110,052,286.11	28.9%
Stafford - Unsubsidized	81,619,190.04	21.4%
Stafford - Nonsubsidized	2,313.25	0.0%
PLUS	34,582,167.53	9.1%
SLS	74,196.59	0.0%
Consolidation	116,021,268.34	30.4%
Alternative	39,062,508.77	10.2%

Total	$381,413,930.63	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of October 31, 2004

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$111,277,867.58	29.2%
3.00% to 3.49%	66,492,555.50	17.4%
3.50% to 3.99%	28,232,501.06	7.4%
4.00% to 4.49%	101,550,723.29	26.6%
4.50% to 4.99%	9,497,594.12	2.5%
5.00% to 5.49%	6,993,448.16	1.8%
5.50% to 5.99%	11,072,784.45	2.9%
6.00% to 6.49%	6,540,716.55	1.7%
6.50% to 6.99%	12,005,444.09	3.1%
7.00% to 7.49%	2,609,464.22	0.7%
7.50% to 7.99%	10,739,358.24	2.8%
8.00% to 8.49%	11,065,108.95	2.9%
8.50% or Greater	3,336,364.42	0.9%

Total	$381,413,930.63	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of October 31, 2004

Borrower Payment Status	Outstanding Principal Balance	Percent
School	$92,929,239.41	24.4%
Grace	25,425,386.34	6.7%
Repayment	205,595,713.92	53.9%
Deferment	44,836,380.43	11.8%
Forbearance	12,627,210.53	3.3%

Total	$381,413,930.63	100.0%

F.	Distribution of Student Loan Portfolio by Delinquency Status as of October 31, 2004

Delinquency Status	Outstanding Principal Balance	Percent by Outstanding Balance
		Excluding School/Grace Status Loans	All Loans in Portfolio
31 to 60 Days	$8,806,188.18	3.3%	2.3%
61 to 90 Days	4,089,270.02	1.6%	1.1%
91 to 120 Days	3,385,925.61	1.3%	0.9%
121 to 180 Days	4,044,971.43	1.5%	1.1%
181 to 270 Days	3,446,217.07	1.3%	0.9%
Over 270 Days	1,626,161.73	0.6%	0.4%
Claims Filed, Not Yet Paid	1,379,383.05	0.5%	0.4%

Total	$26,778,117.09	10.2%	7.0%

G.	Distribution of Student Loan Portfolio by Guarantee Status as of October 31, 2004

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$1,360,241.67	0.4%
FFELP Loan Guaranteed 98%	340,991,180.19	89.4%
Alternative Loans Non-Guaranteed	39,062,508.77	10.2%

Total	$381,413,930.63	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of October 31, 2004

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$280,516,602.22	73.5%
Great Lakes Higher Education Corporation	29,535,902.78	7.7%
Student Loans of North Dakota	1,175,262.76	0.3%
California Student Aid Commission	15,492,340.34	4.1%
Oregon Student Assistance Commission	1,962,905.03	0.5%
Northwest Education Loan Association	5,172,274.60	1.4%
National Student Loan Program	7,263,280.85	1.9%
Pennsylvania Higher Education Assistance Agency	132,877.67	0.0%
United Student Aid Funds, Inc	1,077,764.58	0.3%
Other Guarantee Agencies	22,211.03	0.0%
Alternative Loans Non-Guaranteed	39,062,508.77	10.2%

Total	$381,413,930.63	100.0%

I.	Fees and Expenses Accrued For / Through October, 2004

	October, 2004	For The 10 Months Ended Oct. 31, 2004
Servicing Fees	$333,737.19	$957,528.03
Treas Mgmt / Lockbox Fees	8,002.15	8,002.15
Indenture Trustee Fees	9,136.94	17,979.14
Broker / Dealer Fees	92,892.36	160,494.44
Auction Agent Fees	5,573.57	15,821.72
Other Permitted Expenses	0.00	0.00

Total	$449,342.21	$1,159,825.48

J.	Ratio of Assets to Liabilities as of October 31, 2004

Amount
Total Indenture Assets	$432,554,661.11
Total Indenture Liabilities	432,167,148.69

Ratio	100.09%

K.	Senior and Subordinate Percentages as of

Amount
Aggregate Values	$432,554,661.11

Senior Notes Outstanding Plus Accrued Interest	391,792,602.75

All Notes Outstanding Plus Accrued Interest	431,804,269.40

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	110.40%

Subordinate Percentage (Requirement = 102%)	100.17%

Available for Dividend - Excess (Shortage) Over Dividend Prerequisites	$(7,885,693.68)